                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 13, 2002


                            GROUP 1 AUTOMOTIVE, INC.
             (Exact name of Registrant as specified in its charter)


            Delaware                                             76-0506313
 (State or other jurisdiction of                              (I.R.S. Employer
  incorporation or organization)                             Identification No.)


                            950 Echo Lane, Suite 100
                              Houston, Texas 77024
               (Address of principal executive offices) (Zip code)

                                 (713) 647-5700
               (Registrant's telephone number including area code)

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


       (c) Exhibits


         99.1 Written statement under oath of B. B. Hollingsworth, Jr., Chief Executive Officer of Group 1 Automotive, Inc., dated August 13, 2002.

         99.2 Written statement under oath of Scott L. Thompson, Chief Financial Officer of Group 1 Automotive, Inc., dated August 13, 2002.


ITEM 9.  REGULATION FD DISCLOSURE

           On August 13, 2002, pursuant to SEC Order No. 4-460 dated June 27, 2002 (the "Order"), the Chief Executive Officer and Chief Financial Officer of Group 1 Automotive, Inc. filed written statements, under oath, in the form of Exhibit A to the Order with the Securities and Exchange Commission. The statements, copies of which are filed as Exhibits 99.1 and 99.2, are incorporated herein by reference.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                          Group 1 Automotive, Inc.



    August 13, 2002                       By:       /s/ Scott L. Thompson
-------------------------                    -----------------------------------
         Date Scott L. Thompson, Executive Vice President, Chief Financial Officer and Treasurer

                                INDEX TO EXHIBITS






    Exhibit No.                   Description
    -----------                   -----------
        99.1         Written statement under oath of B. B. Hollingsworth, Jr.,
                     Chief Executive Officer of Group 1 Automotive, Inc., dated
                     August 13, 2002.

        99.2         Written statement under oath of Scott L. Thompson, Chief
                     Financial Officer of Group 1 Automotive, Inc., dated August
                     13, 2002.
